Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review. All of these reverse mortgage loans were either originated or purchased by an affiliate of MM Revolver LLC (“Client”) and were reviewed by AMC on behalf of the Client. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on all of the securitization mortgage loan population reviewed by AMC.

The mortgage loan review sample was broken down into the following review scopes (the “AMC Population”):

▪	“Credit Review”:	290 reverse mortgage loans
▪	“Data Integrity Review”:	290 reverse mortgage loans

AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.

The AMC Population, to our knowledge, is not all of the mortgage loans in the securitization population.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared certain data fields on the securitization tape provided by Client to the data found in the actual file as captured by AMC. The fields included in the data integrity review are detailed below.

# of Units	Coborrower First Name	Property Type
Appraisal Effective Date	Coborrower Gender	Repair Set-aside
Appraised Value	Coborrower Last Name	Representative FICO
Borrower Birth Date	Coborrower Qualifying FICO	Secondary Appraisal Effective Date
Borrower First Name	Contract Sales Price	Secondary Appraised Value
Borrower Gender	Desk Review Value	State
Borrower Last Name	Life Expectancy Set-Aside (LESA)	Street
Borrower Qualifying FICO	Monthly HOA Dues	Zip
City	Monthly Taxes
Coborrower Birth Date	Original Interest Rate

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were sixty-two (62) years or older at the time of the reverse mortgage loan origination, sixty (60) years or older at the time of the reverse mortgage loan origination or fifty-five (55) years or older at the time of the reverse mortgage loan origination, as applicable, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) that the calculated residual income was used in the assessment of the Life Expectancy Set-Aside Amount.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination materials and files to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the requirements described below, that were provided to AMC and/or as directed by Client.

Credit Application: For the borrower’s credit application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s income and employment history, as applicable.

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Credit Report: AMC confirmed the presence of a credit report, that met stated underwriting guideline requirements, for each borrower and that such borrower’s credit profile adhered to such guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) gathered liabilities listed on the credit report to be included in the residual income calculation as appropriate, and (iii) gathered other data as required to verify adherence to the stated underwriting guidelines in place at the time of loan application.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the underwriting guidelines, was present in the reverse mortgage loan file and where possible, wasn’t fraudulent. During this review, AMC verified whether the income used to qualify the reverse mortgage loan was calculated in accordance with underwriting guidelines and included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, (vii) Social Security Award Letters and (viii) bank statements.

Asset Review: AMC assessed whether the asset documentation required by the underwriting guidelines was present in the reverse mortgage loan file. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may include: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: AMC conducted a review of the insurance present on the reverse mortgage loan and verified that (i) the hazard insurance met the minimum required amount of coverage in the underwriting guidelines, (ii) the mortgagee clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the payment of the premium amount on both the hazard and flood insurance, where applicable, met requirements set forth in the underwriting guidelines, and (iv) the flood certification was for the correct borrower, property, lender and mortgage loan number.

Occupancy Review: AMC confirmed the property occupancy is consistent with the reverse mortgage loan approval and borrowers’ application disclosure based solely on information contained in the reverse mortgage loan file including any fraud reports. This review included a review of the property insurance policy and other documentation in the file (for example, appraisal, income tax returns or transcripts) to confirm that there are no indicators that the property is not the borrower’s principal residence. AMC also confirmed that the borrower signed an occupancy certificate at the time of the origination of the reverse mortgage loan stating that they did occupy the property as required for reverse mortgage loans.

Guideline Review: AMC confirmed the reverse mortgage loan was originated in accordance with required underwriting guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated underwriting guidelines. Mortgage characteristics examined included (i) residual income of the borrower, (ii) the LTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, and (vi) property usage.

Reverse Mortgage Counseling: AMC reviewed the file to determine if the Certificate of Reverse Mortgage Counseling was in the file and executed by the borrower(s).

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the reverse mortgage loan file information is complete, accurate, and contains consistent documentation. Included in this portion of the review are items such as reviewing for whether the property is located in an area that was listed as a FEMA disaster zone post origination, and if so, whether a post-disaster property inspection was obtained confirming there is no damage to the property.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included reviewing the valuation or valuations for the following items: (i) the age of the appraisal, (ii) verification of the property address, (iii) completeness and accuracy of the appraisal form, (iv) verification of the appraiser licensing, (v) the comparable sales analysis including age, distance, and adjustments, and (vi) zoning concerns. AMC also confirmed that the requirements for a second appraisal and for an additional product confirming origination value, were obtained by the Client as required by the stated underwriting guidelines.

Other aspects of AMC’s review included (i) verifying that the address in the origination file matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC, or if it was not directly accessible that another valuation product that was directly accessible to AMC, was ordered in accordance with the Client’s specific valuation waterfall process.

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If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the Client on the next steps, which included ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions (“BPO”), and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the Client was notified of such variance and an additional independent valuation product was ordered. AMC also obtained a BPO for any reverse mortgage loan where the valuation product in the file was more than twelve (12) months seasoned at the time of AMC’s review. AMC compared the value of this BPO to the value used by the Client to determine their LTV and if the value of the BPO showed more than a 10% negative variance, an additional valuation product was obtained.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(8) Document Review

AMC reviewed each reverse mortgage loan file and verified if the following documents, if applicable for the review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1009);
▪	Final application (1009);
▪	Loan Agreement;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Final HUD-1;
▪	Mortgage/Deed of Trust;
▪	Credit Report;
▪	Flood Certificate;
▪	Hazard Policy;

▪	Financial Assessment;
▪	Counseling Certificate;
▪	Occupancy Certificate; and
▪	FACTA disclosures.

(9) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(10) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  Except as agreed upon with Client pursuant to any engagement letter, statement or work or similar agreement, SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.

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Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

Item 5. Summary of findings and conclusions of review

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence 15E.

Overall Results Summary

There were 290 reverse mortgage loans in the final population as reviewed by AMC. After considering the grading implications of the Credit and Property/Valuation sections below, 100.00% of the reverse mortgage loans by number in the pool have a NRSRO grade of “A”.

NRSRO Grade	Loan Count	% of Loans
A	290	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	290	100.00%

Credit Results Summary

100.00% of the reverse mortgage loans by number in the securitization have a Credit grade of “A”.

NRSRO Grade	Loan Count	% of Loans
A	290	100.00%

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B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	290	100.00%

Valuation Results Summary

All of the reverse mortgage loans in the securitization have a Valuation grade of “A”.

NRSRO Grade	Loan Count	% of Loans
A	290	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	290	100.00%

EXCEPTION DETAIL

The lists below detail the exceptions that would have driven an individual “B”, “C”, or “D” grade.

N/A

DATA INTEGRITY REVIEW RESULTS SUMMARY (290 Reverse Mortgage Loans)

AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file. No variances were identified.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	290	0.00%	290
Appraisal Effective Date	0	290	0.00%	290
Appraised Value	0	290	0.00%	290
Borrower Birth Date	0	290	0.00%	290
Borrower First Name	0	290	0.00%	290
Borrower Gender	0	290	0.00%	290
Borrower Last Name	0	290	0.00%	290
Borrower Qualifying FICO	0	290	0.00%	290
City	0	290	0.00%	290
Coborrower Birth Date	0	132	0.00%	290
Coborrower First Name	0	132	0.00%	290
Coborrower Gender	0	132	0.00%	290
Coborrower Last Name	0	132	0.00%	290
Coborrower Qualifying FICO	0	131	0.00%	290
Contract Sales Price	0	290	0.00%	290
Desk Review Value	0	290	0.00%	290
Life Expectancy Set-Aside (LESA)	0	290	0.00%	290
Monthly HOA Dues	0	290	0.00%	290
Monthly Taxes	0	290	0.00%	290
Original Interest Rate	0	290	0.00%	290

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Property Type	0	290	0.00%	290
Repair Set-aside	0	290	0.00%	290
Representative FICO	0	290	0.00%	290
Secondary Appraisal Effective Date	0	54	0.00%	290
Secondary Appraised Value	0	289	0.00%	290
State	0	290	0.00%	290
Street	0	290	0.00%	290
Zip	0	290	0.00%	290
Total	0	7,092	0.00%	290

VALUE REVIEW RESULTS SUMMARY (290 Reverse Mortgage Loans)

AMC confirmed that each reverse mortgage loan file contained the required appraisals per the Client’s guidelines as well as a secondary valuation product that supported the Client’s value used for LTV within -10%. None of the Client’s valuations were seasoned more than twelve (12) months of origination.

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